UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 21, 2012
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On March 21, 2012, Kimberly-Clark Corporation (the “Corporation”) announced that Robert W. Black, Group President – K-C International, will be leaving the Corporation effective May 1, 2012.

The Corporation also announced the following related senior management changes effective as of May 1, 2012:

(i)	Christian A. Brickman, current President – Global K-C Professional, will replace Mr. Black as Group President – K-C International; and

(ii)	Elane B. Stock, current Senior Vice President and Chief Strategy Officer, will replace Mr. Brickman as President – Global K-C Professional.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1    News release issued by Kimberly-Clark Corporation on March 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: March 21, 2012	By: /s/ John W. Wesley
John W. Wesley
Vice President and Secretary

EXHIBIT INDEX

99.1     News release issued by Kimberly-Clark Corporation on March 21, 2012.